WashingtonFIRST BANKSHARES, INC.

Investor Presentation
April 2016

1ST Portfolio Wealth Advisors

WashingtonFIRST BANK

WashingtonFIRST Mortgage

NASDAQ: WFBI
www.wfbi.com

Revised April 27, 2016

Disclaimer

WashingtonFirst Bankshares, Inc. and its subsidiaries (the "Company") make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan losses; assessments of market risks; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, the Company's actual future results may differ materially from those indicated. In addition, the Company's past results of operations do not necessarily indicate its future results. Please also see the discussion of "RISK FACTORS" in the Company's 10-K filed March 15, 2016 which is available online at www.sec.gov.

For further information on the company please contact:

Matthew R. Johnson
Executive Vice President / Chief Financial Officer
(703) 840-2410
mjohnson@wfbi.com

Corporate Overview

- ★ Premier Washington, DC area franchise founded in 2004
- ★ Full service commercial bank headquartered in Reston, VA, with 19 branches in Northern Virginia, Maryland and the District of Columbia
- ★ Full service residential mortgage lender headquartered in Fairfax, VA, with offices in Fairfax and Rockville, MD, and licensed in 10 states and the District of Columbia
- ★ Full service wealth management firm headquartered in Fairfax, VA
- ★ Strong market position
  - 5th largest bank headquartered in the greater D.C. metro area[(1)]
- ★ Growth scale: 5-year asset CAGR of nearly 32%
- ★ Asset quality: NPAs / Assets of 0.80% as of 3/31/2016
- ★ $1.8 billion in assets as of 3/31/2016
- ★ Additional branches opened 1Q 2016 in Alexandria, VA and Potomac, MD
- ★ Top 20 fastest growing banks in USA[(2)]
- ★ One of the fastest growing companies in the DC metro area, two years in a row (2014, 2015)[(3)]
- ★ Top 10 Most Profitable Bank in DC Area[(3)]

(1) Source: SNL Financial; based on deposits
(2) Source: SNL Financial
(3) Source: *Washington Business Journal*

Locations


Rockville
Sterling
Potomac
Great Falls
Greenbelt
Bethesda
Herndon
Reston
McLean
Tysons Corner
WASHINGTON D.C.
Arlington
Fair Lakes
Fairfax
Annandale
Alexandria
Oxon Hill
Manassas Park
Washington Dulles International Airport
Leesburg
Gaithersburg
Manassas
MARYLAND
VIRGINIA
WashingtonFirst Bank Branches
1st Portfolio Wealth & WashingtonFirst Mortgage
WashingtonFirst Headquarters

Our Strategy

WashingtonFirst seeks to capitalize on market opportunities while maintaining disciplined and conservative credit underwriting that has been the cornerstone of our past profitability.

Opportunity	Blueprint for Success
Organic Growth	▪ Focus on relationships ▪ Enhance existing footprint ▪ Hire seasoned lenders
Opportunistic Growth	▪ Explore potential acquisitions ▪ Cultivate relationships with institutional investors
Maintain Credit Quality	▪ Continued diligence on credit quality ▪ Conservative credit culture ▪ Disciplined underwriting
Profitability	▪ Continued emphasis on Net Interest Margin ▪ Enhance fee income ▪ Continued diligence to minimize overhead

Board of Directors

Diverse experience with strong ties to the Washington, DC metropolitan area

Physicians


Madhu K. Mohan, MD *
Riverside Medical Group


Randall S. Peyton, MD
Arthritis & Sports Orthopaedics & Physical Therapy

Bankers


Shaza L. Andersen *
President & Chief Executive Officer


Joseph S. Bracewell *
Chairman of the Board

Real Estate Professionals


Stephen M. Cumbie
NVCommercial, NVRetail, Metro Realty


Jon M. Peterson
The Peterson Companies


William G. Reilly
Champion Title & Settlements, Inc.

Consulting/Government Relations Professionals


C.E. Andrews *
MorganFranklin Consulting


Josephine S. Cooper
Josephine Cooper, LLC


Honorable John H. Dalton
The Financial Services Roundtable


Donald W. Fisher, PhD
American Medical Group Association


Larry D. Meyers
Meyers & Associates


James P. Muldoon
METCOR, Ltd.


General (Ret.) Johnnie E. Wilson
JWIL, LLC

Entrepreneurs


Juan A. Mencia *
CubeCorp/ByteTech


Caren D. Merrick
Pocket Mentor


Mark C. Michael
Occasions Caterers, Inc.


Kenneth Morrissette *
Interstate Worldwide Relocation Services


Gail R. Steckler
Infrastructure Management Group, Inc.

Attorneys


Richard D. Horn
General Counsel


William C. Oldaker *
Oldaker Law Group, LLP


Honorable Joe R. Reeder
Greenberg Traurig

* *Executive Committee*

Senior Leadership Overview

- ★ Longevity amongst experienced, diverse management team
- ★ Significant experience and impressive track record in community banking, acquisitions, and creation of franchise value
- ★ Well-connected in the metropolitan Washington DC business/professional community
- ★ Excellent regulatory relationships

Name	Age	Title
Joseph S. Bracewell	69	Chairman of the Board
Shaza L. Andersen	49	President/CEO
George W. Connors, IV	56	Bank President/CCO
Matthew R. Johnson	52	EVP/CFO
Richard D. Horn	54	General Counsel
Michael J. Rebibo	50	EVP/President Mortgage & 1st Portfolio

Senior Leadership Team



Joseph S. Bracewell – Chairman of the Board

- Chairman of the Board of Directors of the Bank and the Company
- Over 40 years of experience in the banking and legal industries
- Principal organizer or founding director of six newly-chartered banks, five of which have been profitably sold
- Previously a member of the Board of Directors of the Independent Community Bankers of America as well as a director and vice chairman of the Federal Home Loan Bank of Atlanta



Shaza L. Andersen –President/CEO

- Founder and Chief Executive Officer of WashingtonFirst Bank
- Over 25 years of experience in banking including serving as the EVP and COO of Century National Bank from 1994 to 2001 until acquired by United Bank in 2001
- Extensive M&A experience
- Previously served on the Board of Directors of the Federal Home Loan Bank of Atlanta (Vice Chair of the Corporate Governance Committee and a member of the Housing Committee)



Matthew R. Johnson – EVP / CFO

- Executive Vice President and Chief Financial Officer of WashingtonFirst
- Has been with WashingtonFirst since its inception in 2004
- Extensive financial institution planning and development as well as acquisition experience
- Prior to WashingtonFirst served as the Chief Financial Officer of Capital Bank, NA in Rockville, MD and also held management positions with Olson Research Associates, Caledonian Venture Partners and Chesapeake Ventures

Senior Leadership Team



George W. Connors, IV – Bank President / CCO

- Founding director and President and Chief Credit Officer of WashingtonFirst
- Has been in commercial banking for over 30 years, serving in executive management positions at WashingtonFirst, Century National Bank and its successor, United Bank
- Served as SVP and DC Group Lending Manager for United from 2001 to 2004 and was a voting member of its 7-member Executive Loan Committee



Richard D. Horn – General Counsel & Corporate Secretary

- Founding director and General Counsel for both the Bank and the Company
- Prior to joining WashingtonFirst was a partner with the law firm of Bracewell & Giuliani, LLP in Washington, DC
- Admitted to practice law in Virginia, Maryland and the District of Columbia



Michael J. Rebibo, CFP® – EVP/ President Mortgage & 1st Portfolio

- Founder and President/CEO of subsidiaries WashingtonFirst Mortgage & 1st Portfolio Wealth Advisors
- Prior to founding 1st Portfolio was founder and CEO of Financial Security Corporation
- Served as a founding organizer of Access National Corporation, a publicly traded holding company in the Washington, DC metro area

Summary 5-Year Financial Performance

(Dollars in Thousands) *Except per share data*	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	'11-'15 CAGR	03/31/16
	At or for the year ended,						
Balance Sheet							
Total Assets	$ 559,462	$ 1,147,818	$ 1,127,559	$ 1,335,310	$ 1,674,466	**31.7%**	$ 1,759,383
Total Net Loans	415,005	747,095	829,586	1,056,869	1,332,228	**33.9%**	1,371,167
Deposits	479,001	972,660	948,903	1,086,063	1,333,242	**29.2%**	1,407,560
Total Equity	53,477	101,520	107,604	134,538	178,595	**35.2%**	184,128
Balance Sheet Ratios							
Loans HFI / Deposits	87.7%	77.5%	88.3%	98.1%	98.1%		95.6%
TCE / TA	5.77%	6.97%	7.64%	8.60%	9.95%		9.79%
Leverage Ratio	9.06%	9.97%	10.53%	10.23%	10.67%		10.55%
Total Capital Ratio	11.84%	13.77%	14.05%	13.20%	14.86%		14.74%
Performance							
Net Income - Common	$ 1,930	$ 2,057	$ 6,161	$ 9,263	$ 12,181	**58.5%**	$ 3,924
Diluted EPS	$ 0.59	$ 0.56	$ 0.76	$ 1.12	$ 1.19	**19.2%**	$ 0.32
ROAA	0.53%	0.39%	0.60%	0.75%	0.83%		0.94%
ROAE	5.24%	3.92%	6.01%	8.36%	8.48%		8.58%
Net Interest Margin	4.02%	4.14%	3.97%	3.92%	3.74%		3.51%
Efficiency Ratio	67.4%	75.3%	67.2%	66.4%	64.0%		64.7%
Asset Quality							
NPAs / Assets	1.25%	1.92%	1.97%	0.84%	0.86%		0.80%
NCOs / Avg Loans*	0.22%	0.43%	0.32%	0.24%	0.04%		0.20%
Reserves / Loans HFI	1.17%	0.83%	1.02%	0.87%	0.94%		0.92%

* 3/31/2016 Annualized

Source: Company documents

Attractive Market – Washington D.C.



Washington D.C. Market Highlights

- 6th largest population in the nation (6.1 million)
- $163 billion in deposits
- 2.3 million households
- 219,675 businesses
- 4.3% unemployment rate

Projected Population Change (1)



4.7%
3.9%
6.3%
3.5%
Virginia
Maryland
Washington D.C. MSA
Nation

Median Household Income 2015



$66,642
$74,567
$92,441
$53,706
Virginia
Maryland
Washington D.C. MSA
Nation

Projected Household Income Change (1)



8.2%
10.0%
8.4%
6.7%
Virginia
Maryland
Washington D.C. MSA
Nation

Source: SNL Financial
(1) Growth projections for 2015-2020

Consistent Balance Sheet Growth


Total Assets ($mm)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
CAGR: 31.7%
Acquisition of Alliance Bankshares Corporation ($506mm)
$559
$1,148
$1,128
$1,335
$1,674
$1,759
2011
2012
2013
2014
2015
Q1 2016

	2011	2012	2013	2014	2015	Q1 2016**
WFBI	22.8%	105.2%	(1.8%)	18.4%	25.8%	20.3%
Peers*	(1.1%)	8.5%	(1.6%)	4.8%	4.2%	7.0%

Source: Company documents and SNL Financial

- *Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 1Q2016
- **1Q2016 annualized

Total Asset Size

DC Metro Area Community Banks - Total Assets				
Rank	Company Name	Location	Total Assets ($000)	
1	United Bankshares Inc.	Charleston, WV	$	12,577,944
2	Eagle Bancorp Inc	Bethesda, MD	$	6,131,222
3	Sandy Spring Bancorp Inc.	Olney, MD	$	4,716,608
4	Cardinal Financial Corp.	McLean, VA	$	4,074,545
5	**WashingtonFirst Bankshares Inc**	**Reston, VA**	**$**	**1,759,383**
6	Middleburg Financial Corp.	Middleburg, VA	$	1,294,863
7	Premier Financial Bancorp Inc.	Huntington, WV	$	1,244,693
8	Access National Corp.	Reston, VA	$	1,217,035
9	Community Finl Corp.	Waldorf, MD	$	1,143,332
10	Southern National Bncp of VA	McLean, VA	$	1,036,107
11	John Marshall Bank	Reston, VA	$	928,620
12	Eagle Financial Services Inc.	Berryville, VA	$	664,271
13	Fauquier Bankshares Inc.	Warrenton, VA	$	601,400
14	MainStreet Bk	Fairfax, VA	$	478,250
15	Freedom Bank of Virginia	Fairfax, VA	$	400,438
16	Oak View National Bank	Warrenton, VA	$	179,637

Source: SNL Financial, 3/31/2016

Loans, Held for Investment

As of March 31, 2016

Diversified loan portfolio with a strong credit culture



Consumer 1%
Commercial and Industrial 12%
Construction and Development 19%
Residential Real Estate 18%
Commercial Real Estate (Owner Occupied) 16%
Commercial Real Estate (Investment Property) 34%

	Amount *(in thousands)*
Construction and Development	$ 259,804
Commercial Real Estate *(Owner Occupied)*	217,173
Commercial Real Estate *(Investment Property)*	454,115
Residential Real Estate	246,538
Commercial and Industrial	162,311
Consumer	6,116
Total HFI	$ 1,346,057

Note: Multifamily loans included in Commercial Real Estate (Investment Property)

WashingtonFIRSTBANKSHARES, INC.

Asset Quality

Nonperforming Assets ($000)



$25,000
$20,000
$15,000
$10,000
$5,000
$0
$3,994
$5,350
$6,987
$22,051
$22,265
$11,206
$14,498
$14,059
2009
2010
2011
2012
2013
2014
2015
Q1 2016
Nonaccruals
TDRs
OREO
90+ PD

NPAs / Assets



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.98%
2.48%
2.33%
2.41%
1.69%
1.56%
1.25%
1.92%
1.97%
0.84%
0.86%
0.80%
2011
2012
2013
2014
2015
Q1 2016
WFBI
Peers*

Source: Company documents and SNL Financial
* Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 1Q2016

Our Credit Culture

- ★ We regard the money we are lending as our own money
- ★ We do not engage in speculative lending and expect our borrowers to have a vested interest
- ★ We believe in well-documented files and thorough credit analysis, and have received numerous accolades from our regulators and auditors
- ★ We look for a primary source of repayment based on a demonstrated cash flow history
- ★ We model or analyze for an economically independent secondary source of repayment, which usually consists of hard collateral and/or personal guarantees
- ★ Our approval process involves multiple loan officers, and all significant loans require the prior approval of a Board Committee
- ★ We strive to identify problems early and work them out expeditiously
- ★ We have zero tolerance for compliance violations or any kind of insider self-dealing

Strong Core Deposit Base

03/31/2016 Deposit Composition ($mm)



Jumbo Time Deposits*, $391.5
Noninterest Bearing Deposits, $358.2
NOW & Other Trans. Accts, $121.1
MMDA & Other Savings, $457.1
Retail Time Deposits, $79.7

Cost of Deposits = 0.60%

Non-Maturity Deposits



Non-Maturity Deposits ($mm)
Cost of Deposits (%)
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$184.2
$277.5
$590.4
$624.5
$715.2
$893.1
$936.4
2010
2011
2012
2013
2014
2015
1Q 2016
Non-Maturity Deposits
Cost of Deposits

Source: Company documents
*Jumbo Time Deposits are those time deposits over $250,000

WashingtonFirstBankshares, Inc.

Earnings Growth



Net Income (Dollars in Thousands)
Net Income
$14,000.0
$12,000.0
$10,000.0
$8,000.0
$6,000.0
$4,000.0
$2,000.0
$0.0
CAGR: 58.5%
$1,930.0
$2,057.0
$6,161.0
$9,263.0
$12,181.0
$3,924.0
2011
2012
2013
2014
2015
1Q 2016
Net Income - Common ($000)

	2011	2012	2013	2014	2015	1Q 2016
Diluted EPS	$0.59	$0.56	$0.76	$1.12	$1.19	$0.32

Source: Company documents

WashingtonFIRSTBANKSHARES, INC.

Recent Financial Performance

★ Continued growth has increased profitability since 2009


Efficiency Ratio (%)(1)
95.0%
85.0%
75.0%
65.0%
55.0%
79.7%
72.6%
64.3%
61.4%
65.0%
65.2%
64.0%
64.7%
64.8%
64.6%
64.3%
65.3%
66.8%
66.6%
65.7%
68.8%
2009
2010
2011
2012
2013
2014
2015
Q1 2016
WFBI
Peer Median(3)


Core ROAA (%)(2)
1.00%
0.75%
0.50%
0.25%
0.00%
0.11%
0.37%
0.53%
0.65%
0.64%
0.75%
0.86%
0.94%
0.50%
0.65%
0.82%
0.90%
0.91%
0.92%
0.86%
0.92%
2009
2010
2011
2012
2013
2014
2015
Q1 2016
WFBI
Peer Median(3)

Source: SNL Financial and Company documents
(1) Efficiency ratio excludes extraordinary items, non-recurring items, foreclosure expense and amortization of intangibles
(2) Core income excludes extraordinary items, non-recurring items and gains/losses on sale of securities; 1Q2016 annualized
(3) Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 1Q2016

Net Interest Margin


Net Interest Margin Over Time
4.20%
4.10%
4.00%
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.78%
3.55%
3.84%
3.69%
4.03%
4.02%
4.14%
4.01%
3.97%
3.89%
3.92%
3.79%
3.68%
3.65%
3.63%
3.51%
2009
2010
2011
2012
2013
2014
2015
Q1 2016
WFBI
Peer Median(1)

- ★ Well positioned for a rising interest rate environment; nearly 65% of the loan portfolio consists of floating and adjustable rate as of 03/31/2016
- ★ +100bp interest rate shock results in an increase in net interest income of 3.7%

Source: Company documents
(1) Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 1Q2016

Current Capital Position



Consolidated Capital Components
240,000
200,000
160,000
120,000
80,000
40,000
0
2009
2010
2011
2012
2013
2014
2015
Q1 2016
Common Equity(1)
SBLF / TARP
Sub Debt
TruPS
All other Tier 2 Capital

- ★ Regulatory capital levels are above "well-capitalized" levels under regulatory guidelines for prompt corrective action
- ★ $10.3 million of par value of trust preferred[2] yielding 3 Month LIBOR + 315 bps with weighted average cost of 3.66% as of 03/31/2016
- ★ $25.0 million of subordinated debt with a 6% fixed-to-floating rate coupon matures 10/15/2025, callable 10/15/2020.

Source: Company documents
(1) Common Equity adjusted for other tier 1 components
(2) Recorded on the balance sheet at its fair value of $7.9 million

Facts About Our Common Stock

As of April 26, 2016

Exchange	NASDAQ Stock Market
Ticker symbol	WFBI
Current Market Price[1]	$23.25
Common shares outstanding	10,377,981 voting; 12,195,823 total
Market capitalization[1]	$284 million
Insider ownership[2]	24% total
Institutional ownership[2]	26% total
Stock dividends	5% in 2012, 2013 and 2014
Cash dividend	Consecutive quarterly dividends since January 2014 Current quarterly dividend $0.06 (1.11% yield)
Average volume[1] *(YTD)*	18,415
Fully Diluted EPS *(LTM)*	$1.23
Tangible book value *(3/31/2016)*	$13.98

[1] *Data as of close of business April 26, 2016.*
[2] *SNL Financial*

WashingtonFIRSTBANKSHARES, INC.

WFBI Stock Performance (LTM)

As of April 26, 2016


WFBI
$23.25
37% year over year
Price [$]
24.06
22.26
20.46
18.65
16.85
15.05
May 2015
Jul 2015
Sep 2015
Nov 2015
Jan 2016
Mar 2016

Source : SNL Financial

WashingtonFIRSTBANKSHARES, INC.

M&A Track Record

Proven track record of completing acquisitions

- ★ WFBI acquisition of 1st Portfolio Holding Corporation, in 2015 (all stock)
- ★ WFBI assumption of Millennium Bank, NA in 2014 (FDIC assisted)
- ★ WFBI acquisition of Alliance Bankshares in 2012 (cash and stock)
- ★ WFB acquisition of First Liberty Bancorp in 2006 (cash and stock)
- ★ WFB acquisition of Sterling branch in 2005
- ★ WFB acquisition of DC branch in 2004

- ★ Century National Bank (CNB) sale to United Bankshares in 2001
- ★ CNB acquisition of GrandBank in 2000
- ★ CNB acquisition of Reston branch in 1998
- ★ CNB acquisition of McLean branch in 1997 (including capital raising contingency)
- ★ CNB acquisition of DC branch from RTC in 1994

Concluding Remarks

- ★ Strong management team
- ★ Proven track record of quality growth
- ★ Demographically attractive market area
- ★ Profitability now in line with peer metrics
- ★ Excellent asset quality and risk management
- ★ Insider ownership aligns management and stakeholder interests

★ Appendix ★

Capital Strength

(dollars in thousands)	2011	2012	2013	2014	2015	1Q2016
Total Assets	$ 559,462	$1,147,818	$1,127,559	$1,335,310	$1,674,466	$1,759,383
Total Shareholders' Equity	53,477	101,520	107,604	134,538	178,595	184,128
Total risk based capital	52,660	113,752	123,811	146,713	209,962	213,364
Total risk weighted assets	455,150	826,103	881,235	1,111,426	1,412,771	1,447,176
TCE / Tangible Assets	5.78%	6.97%	7.64%	8.60%	9.95%	9.79%
Total risk based capital ratio	11.84%	13.77%	14.05%	13.20%	14.86%	14.74%
Tier 1 risk based capital ratio	10.73%	12.71%	12.80%	12.14%	12.22%	12.16%
Tier 1 leverage ratio	9.06%	9.97%	10.53%	10.23%	10.67%	10.55%

Historical Balance Sheet

(dollars in thousands)	2011	2012	2013	2014	2015	1Q2016
Cash and cash equivalents	$ 72,321	$ 224,207	$ 109,164	$ 62,306	$ 62,753	$ 69,117
Investment securities and other investments	59,477	138,221	148,897	171,733	226,241	263,617
Loans held for sale	-	-	-	1,068	36,494	37,439
Loans held investment, net of allowance	415,005	747,095	829,586	1,055,801	1,295,794	1,333,728
Other real estate owned	615	3,294	1,463	361	-	1,675
Intangibles	3,601	4,029	3,943	6,894	13,319	13,240
Other assets	8,443	30,972	34,506	37,147	39,865	40,567
Total Assets	$ 559,462	$ 1,147,818	$ 1,127,559	$ 1,335,310	$ 1,674,466	$ 1,759,383
Deposits	$ 479,001	$ 972,660	$ 948,903	$ 1,086,063	$ 1,333,242	$ 1,407,560
Borrowings	24,350	64,923	63,489	104,311	149,913	154,988
Other liabilities	2,634	8,715	7,563	10,398	12,716	12,707
Total Liabilities	505,985	1,046,298	1,019,955	1,200,772	1,495,871	1,575,255
Preferred stock	17,796	17,796	17,796	13,347	-	-
Common equity	35,757	83,757	91,317	120,757	178,722	182,375
Accumulated OCI	(76)	(33)	(1,509)	434	(127)	1,753
Total Shareholders' Equity	53,477	101,520	107,604	134,538	178,595	184,128
Total Liabilities and Shareholders' equity	$ 559,462	$ 1,147,818	$ 1,127,559	$ 1,335,310	$ 1,674,466	$ 1,759,383
Summary ratios:						
Tangible book value per share*	$ 10.01	$ 10.12	$ 10.69	$ 11.95	$ 13.55	$ 13.98
Loans HFI / Deposits	87.7%	77.5%	88.3%	98.1%	98.1%	95.6%

* Retroactively adjusted to reflect the effect of all stock dividends.

Historical Income Statement

(dollars in thousands)	2011	2012	2013	2014	2015	1Q2016
Interest income	$24,387	$ 28,219	$46,829	$55,119	$63,183	$17,544
Interest expense	5,009	4,949	6,130	7,219	9,211	2,991
Net interest income	19,378	23,270	40,699	47,900	53,972	14,553
Provision for loan losses	2,301	3,225	4,755	3,005	3,550	625
Net interest income after provision for loan losses	17,077	20,045	35,944	44,895	50,422	13,928
Non-interest income	1,159	3,541	1,139	1,998	7,891	4,781
Non-interest expense	13,835	20,178	28,117	33,116	39,589	12,501
Income before provision for income taxes	4,401	3,408	8,966	13,777	18,724	6,208
Provision for income taxes	1,794	1,173	2,627	4,353	6,469	2,284
Net income	2,607	2,235	6,339	9,424	12,255	3,924
Preferred stock dividends and accretion	677	178	178	161	74	-
Net income available to common shareholders	$ 1,930	$ 2,057	$ 6,161	$ 9,263	$12,181	$ 3,924
Fully diluted earnings per share*	$ 0.59	$ 0.56	$ 0.76	$ 1.12	$ 1.19	$ 0.32

* Retroactively adjusted to reflect the effect of all stock dividends.

Credit Composition and Quality

(dollars in thousands)	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16
Non-accrual	$ 9,219	$ 8,558	$ 8,694	$ 5,638	$ 5,920	$ 8,379	$ 10,201	$ 8,790
90+ days still accruing	-	157	-	-	113	73	28	-
TDRs	1,850	1,807	2,151	3,090	4,362	3,959	4,269	3,594
OREO	889	1,161	361	451	291	109	-	1,675
Other	-	-	-	-	-	-	-	-
Non-performing assets	$ 11,958	$ 11,683	$ 11,206	$ 9,179	$ 10,686	$ 12,520	$ 14,498	$ 14,059
Loans 30-89 days past due / Loans HFI	1.41%	0.75%	0.57%	0.11%	0.41%	0.49%	0.35%	0.51%
NPAs & 90+ days past due / Assets	0.86%	0.87%	0.84%	0.64%	0.70%	0.78%	0.86%	0.80%
Reserves / Loans HFI	0.88%	0.88%	0.87%	0.91%	0.90%	0.92%	0.94%	0.92%
Non-GAAP, adjusted reserves / Loans HFI	1.92%	1.58%	1.46%	1.45%	1.36%	1.31%	1.30%	1.25%
Reserves / NPLs	75.27%	85.29%	85.36%	112.91%	102.22%	93.25%	84.76%	99.56%
Net charge-offs / Average loans HFI*	0.14%	0.10%	0.20%	0.04%	0.03%	0.04%	0.04%	0.20%

* 1Q2016 Annualized

WashingtonFIRSTBANKSHARES, INC.

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